Capital Structure Extension Transaction December 24, 2020 Exhibit 99.7

Legal Disclaimer Important Information This presentation is strictly confidential and has been prepared by Peabody Energy Corporation (“Peabody” or the “Company”) solely for informational purposes. Recipients of this presentation may not reproduce, disclose or otherwise redistribute, in whole or in part, this presentation or its contents to any other person. In addition, references to this presentation shall be deemed to include any information that has been or may be supplied in writing or orally in connection herewith or in connection with any further inquiries. This presentation is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offer and Consent Solicitation, the Exchange Offer and Consent Solicitation are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement, dated December 24, 2020 (the “Offering Memorandum”) and only to such persons and in such jurisdictions as is permitted under applicable law. The Offering Memorandum and other documents relating to the exchange offer and consent solicitation will only be distributed to Eligible Holders of Existing Notes who complete and return an eligibility form confirming that they are either (a) a person that is in the United States and is (i) a “Qualified Institutional Buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or (b) a person that is outside the “United States” and is (i) not a “U.S. person,” as those terms are defined in Rule 902 under the Securities Act, and (ii) a “non-U.S. qualified offeree” (as defined in the Offering Memorandum) (such holders, the “Eligible Holders”). Holders of Existing Notes who desire to obtain and complete an eligibility form should either visit the website for this purpose at https://gbsc-usa.com/eligibility/peabody or call Global Bondholder Services Corporation, the Information Agent and Exchange Agent for the Exchange Offer and Consent Solicitation at (212) 430-3774 (for banks and brokers) or (866) 470-4500 (toll free). The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum. free). Questions regarding the terms of the Exchange Offer may be directed to Lazard Frères & Co. LLC by calling (212) 632 1979 (collect) or (877) 364 0850 (US toll free). Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are based on management’s beliefs and assumptions and can be identified by the fact that they do not relate strictly to historical or current facts. All statements that reflect information or predictions regarding the operating performance of the Company or its subsidiaries, or other events or other developments that may occur in the future, are forward-looking statements. Such forward-looking statements may include, but are not limited to, actions relating to strategic financing alternatives, liquidity, capital structure, demand for the Company’s products, estimates of sales targets, cost savings, capital expenditures, other expense items, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, including the ongoing impact of the COVID-19 pandemic and factors that are described in the Company's Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2019, and other factors that the Company may describe from time to time in other filings with the SEC.

Table of Contents Executive Summary Wilpinjong Overview Transaction Details Key Contacts

I.Executive Summary

Executive Summary Peabody Energy Corporation (“Peabody” or the “Company”) has entered into a Transaction Support Agreement (“TSA”) with certain of its creditors that provides for maturity extension and covenant relief, while maintaining sufficient operating liquidity and financial flexibility The transaction consists of: An exchange transaction with the Company’s Revolving Credit Facility (“RCF”) Lenders (the “RCF Exchange”); and An exchange transaction with the 6.000% Senior Notes due 2022 (the “2022 Notes”) Noteholders (the “2022 Notes Exchange”, and collectively with the RCF Exchange, the “Transaction”) As part of the Transaction, a portion of the existing RCF and 2022 Notes will be exchanged for New Structurally Senior Debt, which will be issued by two unrestricted subsidiaries and secured by a pledge of 100% of the equity interests in an unrestricted subsidiary indirectly owning the Wilpinjong mining complex These subsidiaries have been designated as unrestricted under the existing Credit Agreement and Indentures and therefore reside outside of the restricted credit group (“RemainCo”) The Transaction will extend the maturities of participating debt through December 2024, providing Peabody with additional time to execute on its various strategic initiatives and positions the Company and its stakeholders to realize the benefits of any improvement that may occur in the seaborne thermal and metallurgical coal markets Importantly, the Transaction preserves the previously announced Global Surety Agreement between the Company and its surety bond providers, which resolves outstanding collateral requests and limits future collateral requirements1 Furthermore, participating 2022 Noteholders will receive meaningful economic consideration, in the form of structural seniority on valuable collateral, fees, cash paydown at par, additional repurchases at attractive prices relative to current trading levels, and higher interest rates, among other forms of consideration The Global Surety Agreement is contingent upon the Company reaching an agreement with creditors in obtaining covenant relief and maturity extension by January 29, 2021; for complete terms of the Global Surety Agreement, see 10-Q filed on November 9, 2020.

Executive Summary (cont’d) The Transaction is supported by all RCF Lenders and approximately 65% of the 2022 Noteholders, who have executed a TSA with Peabody obligating them to participate in the RCF Exchange and 2022 Notes Exchange The 2022 Notes Exchange was formally launched on December 24, 2020 Certain forms of consideration and fees, however, are only available to 2022 Noteholders that tender their bonds by the early tender deadline at 5:00pm ET on January 8, 2021 The Exchange Transaction is conditioned upon satisfying a minimum participation threshold of 95% of the 2022 Notes The Company may reduce this threshold with the consent of a majority of the RCF Lenders and two-thirds of the 2022 Noteholders that are signatories to the TSA

Executive Summary (cont’d) Key Transaction Highlights Extended Maturities and Improved Financial Flexibility Removes all funded debt maturities before December 2024, providing Peabody with the benefit of time to enable a market recovery in both pricing and demand, as well as time for the Company to fully capture the operational improvements that continue to be underway Eliminates the overhang of the RCF’s net leverage covenant, allowing the Company and its management team to continue to focus on optimally operating the mines and executing on their key strategic priorities After completing the Transaction, the Company’s only financial maintenance covenant will be a $125 million minimum liquidity covenant at RemainCo Preserves the Global Surety Agreement1 which substantially reduces contingent liquidity risks by (i) resolving outstanding collateral requests and (ii) limiting future collateral requirements of the sureties through at least December 31, 2024 Participating 2022 Noteholder Benefits The Transaction offers material economic consideration to participating 2022 Noteholders in the form of: Par exchange of 2022 Notes for a combination of $9.42 million of cash, $194 million of New Structurally Senior Notes and $255.58 million of New Peabody 2024 Notes (see following page for additional information) The $9.42 million of cash consideration is only available to 2022 Noteholders that tender their bonds by the early tender deadline of January 8, 2021 at 5:00pm ET An ability of each 2022 Noteholder to sell its pro rata share of $22.5 million in principal amount of New Peabody 2024 Notes at 80% of par to the Company within 15 days after closing Receipt of valuable collateral in the form of a pledge of the equity interests in a subsidiary owning the Wilpinjong mining complex Various subsidiaries including the subsidiaries that directly and indirectly own the Wilpinjong mining complex were designated as unrestricted subsidiaries under the Credit Agreement and 2022 & 2025 Notes Indentures on August 4, 2020 Material increase in interest rates 100% excess cash flow (“ECF”) sweep at Wilpinjong, providing for par repurchases of New Structurally Senior Notes over time Valuable call protection on both the New Structurally Senior Notes and New Peabody 2024 Notes Early Tender Premium 100bps cash fee for participating 2022 Noteholders that tender their bonds by the early tender deadline of January 8, 2021 at 5:00pm ET See 10-Q filed on November 9, 2020 for complete terms of the Global Surety Agreement. 1 2 3

Executive Summary (cont'd)

Peabody

<table>
<tr><th colspan="3">Summary Transaction Description</th></tr>
<tr><td rowspan="2">Exchange Summary</td><td>RCF Exchange</td><td>• RCF Lenders exchanging $540 million of RCF commitments will receive:
– (i) $206 million of New Structurally Senior Term Loans issued by PIC AU Holdings LLC ("AU Holdings LLC") and PIC AU Holdings Corporation ("AU Holdings Corp")
– (ii) $324 million of New RemainCo L/C Facility issued by Peabody Energy Corporation ("PEC"), which will be utilized to support existing and future letters of credit
– (iii) $10 million of cash
– (iv) 100bps in exchange fees</td></tr>
<tr><td>2022 Notes Exchange</td><td>• Participating 2022 Noteholders will receive their ratable share of:
– (i) $194 million of New Structurally Senior Notes due December 31, 2024 issued by AU Holdings LLC and AU Holdings Corp
– (ii) $255.58 million of New Peabody 2024 Notes issued by PEC
– (iii) $9.42 million in cash and (iv) 100bps of exchange fees to participating 2022 Noteholders that tender their bonds by the early tender deadline of January 8, 2021 at 5:00pm ET
• Within 15 days after closing, the Company will make an offer to repurchase $22.5 million in principal amount of the New Peabody 2024 Notes from participating 2022 Noteholders at a price of 80% of par</td></tr>
<tr><td rowspan="2">New Notes Issued to Participating 2022 Noteholders</td><td>New Structurally Senior Notes Summary Terms</td><td>• <u>Issuers</u>: AU Holdings LLC and AU Holdings Corp
• <u>Maturity</u>: December 31, 2024
• <u>Interest Rate</u>: 10.0% p.a., payable quarterly in cash
• <u>ECF Sweep</u>: 100% of ECF at Wilpinjong, shared pro rata with the New Structurally Senior Term Loans
• <u>Collateral</u>: 100% by AU Holdings LLC of its equity interests in subsidiaries owning the Wilpinjong mining complex, pari passu with the New Structurally Senior Term Loans
• <u>Call Protection</u>: NC2 / 105 (6 months) / Par thereafter
• <u>Exchange Option</u>: Upon the occurrence of certain conditions, holders of New Structurally Senior Notes will have the option to exchange an amount of such notes into New Peabody 2024 Notes
– The amount of notes that may be exchanged pursuant to the Exchange Option at each point in time will be subject to certain limitations in the Company's existing credit documents</td></tr>
<tr><td>New Peabody 2024 Notes Summary Terms</td><td>• <u>Issuer:</u> Peabody Energy Corporation
• <u>Maturity</u>: December 31, 2024
• <u>Interest Rate</u>: 6.0% cash plus 2.5% PIK p.a., payable semi-annually
• <u>Collateral</u>: Similar to existing 2022 Notes, plus second lien on Wilpinjong equity securing the New Structurally Senior Notes and a pledge of the 35% unencumbered first-tier foreign equity[1]
• <u>Call Protection</u>: NC2 / 104.25 / Par thereafter</td></tr>
</table>

1. To be provided equally to existing First Lien Term Loan due March 2025 and 6.375% Senior Notes due March 2025; parity treatment required under existing intercreditor agreement.

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II. Wilpinjong Overview

Overview of Wilpinjong

($ in millions)

Peabody

Mine Overview

- **Wilpinjong is a leading thermal coal surface mine with historical and projected stable cash flows and low-cost operations, located in New South Wales, Australia**
  - Highly-efficient dozer/casting and truck and shovel operation among the largest coal mines in Australia
  - Represents the majority of the Company's Australian EBITDA and cash flow
- **Wilpinjong is one of Australia's lowest-cost coal mining operations, currently positioned in the 1st decile of the Australian thermal coal cost curve**
  - Sustainable low-cost structure underpinned by favorable strip ratios
  - Cash costs per ton projected to average low-to-mid-$20s over the next several years
- **The mine produced and sold ~14 million tons of coal in FY'18 and FY'19 and had 104 million tons of proven and probable reserves as of FY'19**
  - The ongoing Wilpinjong Extension Project increases mine life through 2030
- **Significant extension opportunity beyond 2030, with adjacent coal deposits over which Peabody currently holds surface rights, offers long-term upside potential**
- **Wilpinjong supplies both domestic Australian (~58%) and export markets (~42%)**
  - Long-term domestic contract covers the supply of ~7 – 8 million tons per annum to certain power stations (projected to decrease to ~5.5 million tons per year from 2023 onwards)
  - Export of ~6 million tons per year through either Newcastle or Port Waratah
- **The entities holding this mining complex were designated as unrestricted subsidiaries under the Credit Agreement and Indenture on August 4, 2020**

Location



Surface/Underground
Surface
Underground
Coal Port
Rail
Australia
Gunnedah Basin
Wambo
Wilpinjong
Sydney Basin
Port Waratah/ Newcastle Infrastructure Group
Newcastle

Operational and Financial Summary



Tons Sold (Mst)
Export Tons
Domestic Tons
7.2 7.3 6.8 7.5 8.0 7.9 7.7 7.7 5.5 5.5
6.3 6.8 6.7 6.4 6.0 6.0 5.9 6.0 5.7 4.9
2015A 2016A 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E
Pricing vs. Benchmark
Export Price per Ton
Newcastle (WoodMac)
$52.6 $59.9 $79.8 $96.2 $69.5 $53.4 $63.3 $69.5 $74.1 $79.2
$52.2 $50.0 $64.8 $73.6 $59.3 $40.0 $41.6 $45.6 $46.2 $50.2
2015A 2016A 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E
Cash Costs ($/st)
$22.8 $19.5 $22.7 $22.8 $22.1 $19.9 $20.8 $22.4 $25.1 $25.6
2015A 2016A 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E
Capex ($)
$7.7 $3.7 $14.4 $31.4 $21.4 $20.8 $56.8 $10.1 $14.5 $6.1
Capex increase associated with the Wilpinjong Extension Project that extends mine life to 2030
2015A 2016A 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E

Note: Wood Mackenzie data as of December 18, 2020.

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Australian Thermal Coal Cost Curve Wilpinjong is a premier seaborne thermal coal mine (with significant domestic sales) currently positioned in the 1st decile of the Australian thermal coal cost curve Australian Thermal Coal Cost Curve — Total Cash (USD/st, includes transportation costs) Wilpinjong 1st Decile 2nd Decile 3rd Decile 4th Decile 5th Decile 6th Decile 7th Decile 8th Decile 9th Decile 10th Decile (tons in millions) Source:Wood Mackenzie.

III.Transaction Details

Sources & Uses and Pro Forma Capitalization

Peabody

Set forth below are the estimated sources and uses and pro forma capitalization for the Transaction

- **Assumes 100% participation of 2022 Noteholders in the 2022 Notes Exchange**

Sources and Uses

Sources	
New Structurally Senior Term Loan	$206
New Structurally Senior Notes	194
New Peabody 2024 Notes	256
Funded RCF Deemed Satisfied by Cash Exch. Consid.	10
2022 Notes Deemed Satisfied by Cash Exch. Consid.	9
Balance Sheet Cash	86
Total Sources	**$761**

Uses	
Exchange of Funded RCF Commitments	$216
Exchange of Senior Notes due 2022	459
Transaction Fees, Expenses, and Other Payments[1]	38
Cash to Exch. RCF Lenders/2022 Noteholders[2]	19
Repurchase of New Peabody 2024 Notes[3]	18
Accrued and Unpaid Interest[4]	11
Total Uses	**$761**

Pro Forma Capitalization

	Q3'20 Balance	Adj.	Pro Forma Balance	Pro Forma Maturity	Pro Forma Interest Rate
Peabody Energy Corporation ("PEC"):					
AR Securitization Facility	$60	$--	$60	Apr-22	L+150
$540 million Revolving Credit Facility	230	(230)[5]	--	Sep-23	L+325
First Lien Term Loan due 2025	390	--	390	Mar-25	L+275
6.000% Senior Notes due 2022	459	(459)	--	Mar-22	6.000%
6.375% Senior Notes due 2025	500	--	500	Mar-25	6.375%
New Peabody 2024 Notes	--	233[6]	233[6]	Dec-24	6.0% / 2.5%
Total PEC Debt	**$1,639**	**($456)**	**$1,183**		
PIC AU Holdings, LLC ("U-Sub"):					
New Structurally Senior Term Loan	$--	$206	$206	Dec-24	10.000%
New Structurally Senior Notes	--	194	194	Dec-24	10.000%
Total Consolidated Debt	**$1,639**	**($56)**	**$1,583**		
Memo:					
RCF L/C's Outstanding	$330	($330)	$--	Sep-23	3.250%
New RemainCo L/C Facility[7]	--	324	324	Dec-24	6.000%[8]
Cash Balance	815	(100)[5]	715		

1. Includes the 1% exchange fees payable to RCF and 2022 Noteholders and other transaction fees, expenses and other payments. Assumes 100% of 2022 Noteholders tender their bonds by the early tender deadline.
2. Cash consideration in the RCF Exchange and 2022 Notes Exchange of $10 million to RCF Lenders and $9.42 million to participating 2022 Noteholders, respectively.
3. Repurchase of $22.5 million of principal amount of New Peabody 2024 Notes at a price of 80%.
4. Accrued and unpaid interest paid at closing to all exchanging debt.
5. The adjustments to funded RCF commitments and cash balance also include $14 million paid to an RCF Lender in connection with the expiration of $25 million of commitments in November 2020.
6. Reflects $255.58 million New Peabody 2024 Notes less $22.5 million repurchase within 15 days of closing.
7. Reflects L/Cs outstanding if RCF Facility is fully utilized at the time of the Transaction; as of December 16, 2020, the Company had no availability under the RCF Facility and ~$324 million L/Cs issued.
8. New RemainCo L/C Facility interest rate of L+600bps on any drawn L/C amounts.

Selected Commentary

- **RCF Lenders exchange $540 million RCF commitments for:**
  - $206 million of New Structurally Senior Term Loan issued by AU Holdings LLC and AU Holdings Corp
  - $324 million L/C Facility issued by PEC due December 2024
  - $10 million of cash
- **$459 million of 2022 Notes exchange for:**
  - $194 million of New Structurally Senior Notes issued by AU Holdings LLC and AU Holdings Corp
  - $255.58 million of New Peabody 2024 Notes issued by PEC due December 2024, $22.5 million of which are repurchased for $18 million immediately after closing
  - $9.42 million of cash to participating 2022 Noteholders that tender their bonds by the early tender deadline

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Pro Forma Corporate Structure



New RemainCo Debt
$233 million New Peabody 2024 Notes[1]
$324 million RemainCo L/C Facility
Existing RemainCo Debt
$389 million First Lien Term Loan due 2025
$500 million 6.375% Senior Notes due 2025
Peabody Energy Corporation
Peabody Investments Corp.
Unrestricted entities under RemainCo credit documents
PIC AU Holdings Corporation
PIC AU Holdings, LLC
$206 million New Structurally Senior Term Loan due 2024
$194 million New Structurally Senior Notes due 2024
PIC Acquisition Corp.
Wilpinjong Coal Pty Ltd.
Peabody International Holdings, LLC
Peabody International Investments, Inc.
~50.1%
~49.9%
Peabody Global Holdings, LLC
Peabody Investments (Gibraltar) Limited
Peabody Energy Finance Pty Ltd
Peabody Energy (Gibraltar) Limited
Peabody International (Gibraltar) Limited
Peabody Australia Holdco Pty Ltd
Peabody Energy Australia Pty Ltd
Peabody Energy Australia Coal Pty Ltd
Peabody Australia Mining Pty Ltd
Peabody Energy Australia PCI Pty Ltd
New Ausco
Peabody Holland B.V.
Peabody MCC (Gibraltar) Limited
Peabody COALSALES Pacific Pty Ltd
Key
US Corporation
US Limited Liability Company
Company organized under the laws of Gibraltar
US Entity Treated as Tax Partnership
Company organized under the laws of Australia
Company organized under the laws of the Netherlands

Note: Assumes 100% 2022 Noteholder participation in the 2022 Notes Exchange.

1. Amounts pro forma for the Company's purchase of $22.5 million in face amount of the New Peabody 2024 Notes from participating 2022 Noteholder within 15 days after closing.

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RCF / 2022 Notes Exchange Offer Key Terms RCF Exchange Exchange Offer RCF Lenders exchanging $540 million of RCF commitments will receive: (i) $206 million of New Structurally Senior Term Loans issued by AU Holdings LLC and AU Holdings Corp (ii) $324 million New RemainCo L/C Facility issued by PEC, which are currently utilized to support letters of credit (iii) $10 million in cash Amendment Fee 100bps cash exchange fee 2022 Notes Exchange Exchange Offer Participating 2022 Noteholders will receive their ratable share of: (i) $194 million of New Structurally Senior Notes due December 31, 2024 issued by AU Holdings LLC and AU Holdings Corp (ii) $255.58 million of New Peabody 2024 Notes issued by PEC (iii) $9.42 million in cash to participating 2022 Noteholders that tender their bonds by the early tender deadline of January 8, 2021 at 5:00pm ET Within 15 days after closing, the Company must repurchase $22.5 million in principal amount of New Peabody 2024 Notes from participating 2022 Noteholders that elect to sell their pro-rata share at a purchase price of 80% of par Early Tender Premium 100bps cash exchange fee to 2022 Noteholders that tender their bonds by the early tender deadline of January 8, 2021 at 5:00pm ET Participation Threshold Minimum 2022 Noteholder participation of 95%, which can be modified by the Company at any time with the consent of a majority of the RCF Lenders and two-thirds of the 2022 Noteholders that are signatories to the TSA Non-participating 2022 Noteholders Removal of all liens and covenants under the 2022 Notes Indenture Structural subordination relative to all assets of the PEC credit group and unrestricted subsidiaries holding Wilpinjong equity Company to have limited ability to effect cash repayments or repurchases of non-participating 2022 Notes, with such limits sized to reflect the expected participation in the exchange Cash repurchases to be limited in the aggregate amount, as well as the price paid

New Structurally Senior Debt Key Terms New Structurally Senior Term Loans / New Structurally Senior Notes Issuers (“Co-Issuers”) AU Holdings LLC AU Holdings Corp Exchange Option Upon the occurrence of certain conditions, holders of New Structurally Senior Notes and Term Loans will have the option to exchange an amount of such notes and term loans into New Peabody 2024 Notes and new term loans issued under the New RemainCo L/C Facility, respectively The amount of notes and term loans that may be exchanged pursuant to the Exchange Option at each point in time will be subject to certain limitations in the Company’s existing credit documents Principal New Structurally Senior Term Loans: $206 million issued to exchanging RCF Lenders New Structurally Senior Notes: $194 million issued to exchanging 2022 Noteholders Maturity December 31, 2024 Interest Rate 10.0% per annum, payable quarterly in cash ECF Sweep 100% of Excess Cash Flow at Wilpinjong must be used to pay down the New Structurally Senior Term Loans and to make a par repurchase offer to the New Structurally Senior Secured Notes, on a pro rata basis Proceeds of asset sales and casualty events subject to 365-day reinvestment rights to support acquisition of equipment, facilities, and other mining assets, as applicable Collateral Equity pledge by AU Holdings LLC of 100% of its equity interests in a subsidiary indirectly owning the Wilpinjong mining complex Springing guarantee from Wilpinjong Coal Pty Ltd and springing lien grant on the assets of Wilpinjong Coal Pty Ltd upon the termination of any prohibitions against such guarantees / liens Covenants No financial maintenance covenants Generally restrictive covenants, including (i) limited ability to issue debt or liens at the co-issuers or any subsidiaries, including Wilpinjong Coal Pty Ltd, (ii) restrictive permitted investments / restricted payments baskets with carve-outs for fees under the Management Services Agreement and tax sharing payments, among others, and (iii) no ability to designate any new or existing subsidiaries as unrestricted Call Protection NC2 / 105 (6 months) / Par thereafter Traditional make-whole upon an event of default

New RemainCo L/C Facility Key Terms Drawn amounts of the New RemainCo L/C Facility shall receive interest of L+600bps per annum (no LIBOR floor), payable quarterly in cash. To be provided equally to existing First Lien Term Loan due March 2025 and 6.375% Senior Secured Notes due March 2025; parity treatment required under existing intercreditor agreement. Any amounts not utilized to effectuate a repurchase shall increase a builder basket that the Company may utilize to effectuate future debt repurchase at any time without triggering further Mandatory Offers. New RemainCo L/C Facility Issuer Peabody Energy Corporation (“PEC”) Guarantors Substantially all domestic subsidiaries of PEC Maturity December 31, 2024 Prefunded Synth. L/C Facility Fees Interest Rate: 6.0% fixed per annum, payable quarterly in cash1 Fronting Fee: 12.5bps per annum L/C Limit Maximum L/C Capacity: $324 million Additional Collateral Second lien on equity held by AU Holdings LLC securing the New Structurally Senior Debt Pledge of the 35% unencumbered first-tier foreign equity2 Covenants Financial Maintenance Covenants: Minimum RemainCo liquidity covenant of $125 million, calculated quarterly Substantial tightening of existing covenants, including (i) no ability for PEC or any restricted subsidiaries to issue material new debt or liens, (ii) elimination of permitted investments / restricted payments baskets (other than de minimis baskets), (iii) limited ability to effect cash repurchases and repayments at maturity of non-participating 2022 Notes, and (iv) no ability to designate any new or existing subsidiaries as unrestricted Call Protection NC2 / 103 (6 months) / Par thereafter Traditional make-whole upon an event of default Future Open Market Debt Repurchases The Company is permitted to effectuate open market debt repurchases of the existing First Lien Term Loan due 2025 and the Senior Secured Notes due 2025, subject to the following limitations: RemainCo liquidity on a pro forma basis for any repurchase must be equal to or greater than $200 million Mandatory Offer: For every $4 in principal amount of debt repurchased in any fiscal quarter, the Company must make an offer on a pro rata basis to purchase $1 of principal amount of debt from holders of the New Peabody 2024 Notes and New RemainCo L/C Facility within 30 days of each fiscal quarter end at a price equal to the weighted-average repurchase price paid over that fiscal quarter3

New Peabody 2024 Notes Issuer Peabody Energy Corporation (“PEC”) Maturity December 31, 2024 Interest Rate Cash Interest Rate: 6.00% per annum, payable semi-annually PIK Interest Rate: 2.50% per annum, payable semi-annually Additional Collateral Second lien on equity held by AU Holdings LLC securing the New Structurally Senior Debt Pledge of the 35% unencumbered first-tier foreign equity1 Covenants No financial maintenance covenants Substantial tightening of existing covenants, including (i) no ability for PEC or any restricted subsidiaries to issue material new debt or liens, (ii) elimination of permitted investments / restricted payments baskets (other than de minimis baskets), (iii) limited ability to effect cash repurchases and repayments at maturity of non-participating 2022 Notes, and (iv) no ability to designate any new or existing subsidiaries as unrestricted Call Protection NC2 / 104.25 / Par Traditional make-whole upon an event of default Future Open Market Debt Repurchases The Company is permitted to effectuate open market debt repurchases of the existing First Lien Term Loan due 2025 and the Senior Secured Notes due 2025, subject to the following limitations: RemainCo liquidity on a pro forma basis for any repurchase must be equal to or greater than $200 million Mandatory Offer: For every $4 in principal amount of debt repurchased in any fiscal quarter, the Company must make an offer on a pro rata basis to purchase $1 of principal amount of debt from holders of the New Peabody 2024 Notes and New RemainCo L/C Facility within 30 days of each fiscal quarter end at a price equal to the weighted-average repurchase price paid over that fiscal quarter2 To be provided equally to existing First Lien Term Loan due March 2025 and 6.375% Senior Secured Notes due March 2025; parity treatment required under existing intercreditor agreement. Any amounts not utilized to effectuate a repurchase shall increase a builder basket that the Company may utilize to effectuate future debt repurchase at any time without triggering further Mandatory Offers. New Peabody 2024 Notes Key Terms

Exchange Offer Timeline Date Key Events December 24th Transaction announcement January 8th Early tender deadline at 5:00pm ET for cash early tender consideration/fee January 25th Exchange Offer Expiration Date January 29th Estimated Transaction closing January 2021 S M T W T F S 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 December 2020 S M T W T F S 29 30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 7 8 9 Key transaction date

IV.Key Contacts

Key Contacts Tyler Cowan Managing Director Lazard Tyler.Cowan@lazard.com +1 (312) 407-6657 Adam Green Vice President Lazard Adam.Green@lazard.com +1 (312) 407-6654 Key Dealer Manager Contacts Please direct all Exchange Transaction questions to: